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                                                                   Exhibit 99.1



                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE              TO THE HOLDERS OF: 97-BELLSOUTH-1
BANK OF             The Bank of New York, as Trustee under the
   NEW              Corporate Bonds Backed Certs.
  YORK              Class A-1 Certificates
                                       CUSIP NUMBER: 219-87H-AL9

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New
York, as trustee submits the following cash basis statement for the period ending: July 15,2002

INTEREST ACCOUNT
Balance as of January 15,2002                                                                                         $0.00
      Schedule Income received on securities.......................................................           $1,780,000.00
      Unscheduled Income received on securities....................................................                   $0.00
      Schedule Interest received from Swap Counterparty............................................                   $0.00
      Unscheduled Interest received from Swap Counterparty.........................................                   $0.00
      Interest Received on sale of Securties.......................................................                   $0.00
LESS:
      Distribution to Beneficial Holders.................................             $1,117,681.00
      Distribution to Swap Counterparty..................................                     $0.00
      Trustee Fees.......................................................                 $2,250.00
      Fees allocated for third party expenses............................                   $750.00
Balance as of      July 15,2002                                                            Subtotal             $659,319.00


PRINCIPAL ACCOUNT
Balance as of January 15,2002                                                                                         $0.00
      Scheduled Principal payment received on securities...........................................                   $0.00
      Principal received on sale of securities.....................................................                   $0.00
LESS:
      Distribution to Beneficial Holders.................................              $ 659,319.00
      Distribution to Swap Counterparty..................................                     $0.00
Balance as of July 15,2002                                                                 Subtotal             $659,319.00
                                                                                            Balance                   $0.00

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                 UNDERLYING SECURITIES HELD AS OF: July 15,2002

Principal                                      Title of Security
Amount                                         ------------------
------                                  LEHMAN CORP BD-BACKED CERTIFICATES
50,000,000                              CUSIP# : 079-857-AF5